Exhibit 99.1

Procera Networks Announces Third Quarter 2014
 Financial Results

Fremont, CA – November 3, 2014 – Procera Networks, Inc. (NASDAQ: PKT), the global Subscriber Experience company, today reported financial results for its third quarter ended on September 30, 2014.

Third Quarter 2014 Financial & Business Highlights

•	Reports revenue of $16.1 million
•	The ratio of bookings to revenue was above one
•	Added three new service provider customers
•	Received over $5 million in first-time orders from a Tier 1 European MSO for our Service Plan Assurance solution offering
•	Established as a leader in the NFV (Network Function Virtualization) performance arena by the European Advanced Network Test Center at 40Gbps/s on COTS Equipment

Revenue for the third quarter of 2014 was $16.1 million, compared with $21.3 million in the third quarter of 2013.

GAAP net loss for the third quarter of 2014 was $15.7 million, or $0.77 per diluted share, which includes a $12.4 million impairment charge to write-down the goodwill and purchased intangible assets related to an acquisition, and compared with a GAAP net loss of $3.0 million, or $0.15 per diluted share, for the third quarter of 2013.  Non-GAAP net loss for the third quarter of 2014 was $1.5 million, or $0.08 per diluted share, compared with a non-GAAP net loss of $0.2 million, or $0.01 per diluted share, for the third quarter of 2013.  The ratio of bookings to revenue was above one for the third quarter of 2014.

A description of the non-GAAP financial measures and reconciliation to comparable GAAP measures is provided in the accompanying table entitled “Use of Non-GAAP Financial Information” below.

“Our results for the quarter reflect our previously announced expectations, and although they are below our initial plans, we believe we have laid a solid technology and customer foundation to improve the financial fundamentals and drive shareholder value,” said James Brear, president and chief executive officer of Procera Networks. “With the recent customer wins and successes in R&D, we are achieving our strategic goals in the areas of analytics and virtualization, and are focused on returning Procera to a long term growth trajectory.”

Guidance
Revenue for the fiscal year ending December 31, 2014 is expected to be in the range of $70 million to $75 million.

This guidance is an estimate only and actual performance could differ. Procera’s financial results historically have been volatile, and a number of uncertainties and other factors may cause Procera’s future results, performance or achievements to be materially different from prior results.

Conference Call Information
Procera Networks, Inc. is hosting a conference call for analysts and investors to discuss its third quarter 2014 results at 1:30 p.m. Pacific time (4:30 p.m. Eastern time) today, November 3, 2014. A live audio webcast of the conference call along with supplemental financial information will also be accessible from the “Investor Relations” section of Procera’s website at http://proceranetworks.com/investors. A replay will be available following the call on Procera’s Investor Relations website and for one week at the following numbers: 1-877-870-5176 (domestic), 1-858-384-5517 (international) using ID# 13592573.

Cautionary Note Regarding Forward-Looking Statements
This press release contains forward-looking statements related to Procera Networks, Inc., including statements about Procera's expectations for 2014 revenue, long-term growth and the market opportunity, the estimated future value of Procera’s recently awarded business, potential applications for Procera’s products, as well as Procera’s general outlook. Statements in this release that are not historical or current facts are forward-looking statements. All forward-looking statements in this release are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause Procera’s actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. These risks and uncertainties include, without limitation, risks and uncertainties related to the acceptance and adoption of Procera’s products; Procera’s ability to service and upgrade its products; lengthy sales cycles and lab and field trial delays by service providers; its ability to obtain any follow-on orders from major customers; its customers canceling orders or awards; its ability to achieve revenue recognition on awarded business; its dependence on a limited product line and key customers; its dependence on key employees; its ability to compete in our industry with companies that are significantly larger and have greater resources than us; its ability to manage costs effectively; its ability to protect its intellectual property rights in a global market; its ability to manufacture product quickly enough to meet potential demand; and other risks and uncertainties described more fully in Procera’s documents filed with or furnished to the Securities and Exchange Commission. More information about these and other risks that may impact Procera Networks’ business are described in the "Risk Factors" sections of its Form 10-K filed for the year ended December 31, 2013 and its Form 10-Qs filed for the quarters ended March 31, 2014, and June 30, 2014, and other reports filed with the SEC, which are available free of charge on the SEC's website at http://www.sec.gov and on Procera’s website at http://www.proceranetworks.com. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. All forward-looking statements in this press release are based on information available to Procera as of the date hereof, and Procera undertakes no obligation to update, amend or clarify any forward-looking statement for any reason.

Use of Non-GAAP Financial Information
In addition to the financial results presented in accordance with U.S. Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables and the related earnings conference call contain certain non-GAAP financial measures. Our management regularly uses these supplemental non-GAAP financial measures internally to understand and manage our business and forecast future periods and believes that these non-GAAP financial measures, when taken together with the corresponding GAAP measures, provide incremental insight into the underlying factors and trends affecting both Procera’s performance and its cash-generating potential.

Our non-GAAP financial measures include adjustments for stock-based compensation expenses; business development expenses; cost reduction efforts; and acquisition-related intangible asset and deferred compensation amortization, impairment and tax effects. We have excluded the effect of stock-based compensation; the cost of outside professional services for negotiating and performing legal, accounting and tax due diligence for potential mergers and acquisitions; expenses connected with cost reduction efforts; and acquisition-related intangible asset and deferred compensation amortization, impairment, and tax effects, from our non-GAAP gross profit, operating expenses and net income measures. Stock-based compensation, which represents the estimated fair value of stock options, restricted stock and restricted stock units granted to employees, is excluded since grant activities vary significantly from quarter to quarter in both quantity and fair value. In addition, although stock-based compensation will recur in future periods, excluding this expense allows us to better compare core operating results with those of our competitors who also generally exclude stock-based compensation from their core operating results, and who may have different granting patterns and types of equity awards and who may use different option valuation assumptions than we do. Business development expenses are necessary as part of certain growth strategies, such as through mergers and acquisitions, and will occur when such transactions are pursued. We have excluded these expenses because they can vary materially from period-to-period and transaction-to-transaction and expenses associated with these business development activities are not considered a key measure of Procera's operating performance. Cost reduction efforts occur with shifts in objectives and evolving requirements of the business and can result in fluctuating expenses connected with reducing employment in certain areas. We have excluded these expenses because they can vary significantly from period-to-period and are not considered a key measure of Procera’s operating performance. Acquisition-related intangible asset and deferred compensation amortization, impairment and tax effects represent non-cash charges and benefits that result from the accounting for acquisitions. We have excluded these items because, in any period, they may not directly correlate to the underlying performance of Procera’s business and these items can vary materially from period-to-period and transaction-to-transaction. In addition, we exclude these acquisition-related costs and benefits when evaluating our current operating performance.

Our non-GAAP financial measures may not reflect the full economic impact of Procera’s activities. Further, these non-GAAP financial measures may be unique to Procera, as they may be different from non-GAAP financial measures used by other companies, including Procera’s competitors. As such, this presentation of non-GAAP financial measures may not enhance the comparability of Procera’s results to the results of other companies. Investors are cautioned not to place undue reliance on our non-GAAP financial measures. In addition, investors are cautioned that these non-GAAP financial measures are not intended to be considered in isolation and should be read in conjunction with our consolidated financial statements prepared in accordance with GAAP.

For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of the accompanying tables titled, "GAAP to Non-GAAP Reconciliations.”

About Procera Networks Inc.
Procera Networks, Inc. (NASDAQ: PKT), the Global Subscriber Experience company, is revolutionizing the way operators and vendors monitor, manage and monetize their network traffic. Elevate your business value and improve customer experience with Procera’s sophisticated intelligence solutions. For more information, visit www.proceranetworks.com or follow Procera on Twitter at @ProceraNetworks.

Investor Relations Contact
Michael Bishop
Blueshirt Group (for Procera Networks)
mike@blueshirtgroup.com
1-415-217-4968

Media Contact
Bob Eastwood
Engage PR (for Procera Networks)
beastwood@engagepr.com
1-510-748-8200 x215

Procera Networks, Inc.
Condensed Consolidated Statements of Operations
Unaudited
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Sales:
Product sales	$11,164	$16,301	$35,792	$40,328
Support sales	4,945	5,032	15,466	13,015
Total sales	16,109	21,333	51,258	53,343
Cost of sales:
Product cost of sales	4,774	10,080	17,645	22,451
Support cost of sales	1,118	896	3,269	2,442
Total cost of sales	5,892	10,976	20,914	24,893

Gross profit	10,217	10,357	30,344	28,450
	63.4%	48.5%	59.2%	53.3%
Operating expenses:
Research and development	4,096	3,945	12,360	12,532
Sales and marketing	6,497	7,322	20,425	21,293
General and administrative	2,760	2,510	8,311	9,498
Impairment of goodwill and purchased intangible assets	12,380	-	12,380	-
Total operating expenses	25,733	13,777	53,476	43,323

Loss from operations	(15,516)	(3,420)	(23,132)	(14,873)

Interest and other income (expense), net	(356)	232	(245)	203

Loss before income taxes	(15,872)	(3,188)	(23,377)	(14,670)
Income tax benefit	(160)	(205)	(281)	(1,688)
Net loss	$(15,712)	$(2,983)	$(23,096)	$(12,982)

Net loss per share - basic and diluted	$(0.77)	$(0.15)	$(1.13)	$(0.65)

Shares used in computing net loss per share:
Basic and diluted	20,500	20,031	20,395	20,007

Procera Networks, Inc.
Condensed Consolidated Balance Sheets
(in thousands)

	September 30, 2014	December 31, 2013
	(unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$14,248	$90,774
Short-term investments	87,921	15,789
Accounts receivable, net of allowance	19,941	25,008
Inventories, net	15,917	18,836
Prepaid expenses and other	3,351	2,128
Total current assets	141,378	152,535

Property and equipment, net	7,603	7,121
Intangible assets, net	3,320	6,270
Goodwill	960	12,326
Deferred tax asset	866	1,101
Other non-current assets	120	83
Total assets	$154,247	$179,436

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$3,811	$7,305
Deferred revenue	11,944	11,633
Accrued liabilities	5,691	6,721
Total current liabilities	21,446	25,659

Non-current liabilities:
Deferred revenue	3,116	3,273
Deferred tax liability	866	1,690
Deferred rent	122	143
Total liabilities	25,550	30,765

Commitments and contingencies	-	-

Stockholders' equity:
Common stock	21	21
Additional paid-in capital	223,844	219,763
Accumulated other comprehensive loss	(2,856)	(1,897)
Accumulated deficit	(92,312)	(69,216)
Total stockholders' equity	128,697	148,671

Total liabilities and stockholders' equity	$154,247	$179,436

Procera Networks, Inc.
GAAP to Non-GAAP Reconciliation; and Supplemental Financial Information
Unaudited
(in thousands, except per share data)

	Three Months Ended			Nine Months Ended
	September 2014	June 2014	September 2013	September 2014	September 2013
Sales:
Product sales	$11,164	$15,124	$16,301	$35,792	$40,328
Support sales	4,945	5,484	5,032	15,466	13,015
Total sales	16,109	20,608	21,333	51,258	53,343
Cost of sales:
Product cost of sales, GAAP	4,774	7,780	10,080	17,645	22,451
Non-GAAP adjustments:
Stock-based compensation (1)	(7)	(7)	(19)	(29)	(58)
Amortization of intangibles (2)	(264)	(267)	(275)	(793)	(819)
Cost reduction efforts (3)	-	-	-	(237)	-
Product cost of sales, non-GAAP	4,503	7,506	9,786	16,586	21,574
Support cost of sales, GAAP	1,118	1,085	896	3,269	2,442
Non-GAAP adjustments:
Stock-based compensation (1)	(85)	(86)	(82)	(253)	(223)
Support cost of sales, non-GAAP	1,033	999	814	3,016	2,219
Total cost of sales, non-GAAP	5,536	8,505	10,600	19,602	23,793
Gross profit, non-GAAP	10,573	12,103	10,733	31,656	29,550
	65.6%	58.7%	50.3%	61.8%	55.4%
Operating expenses:
Research and development	4,096	3,716	3,945	12,360	12,532
Non-GAAP adjustments:
Stock-based compensation (1)	(314)	(296)	(218)	(998)	(933)
Cost reduction efforts (3)	-	-	-	(206)	-
Deferred compensation (5)	-	-	(753)	(65)	(2,193)
Research and development, non-GAAP	3,782	3,420	2,974	11,091	9,406

Sales and marketing	6,497	7,051	7,322	20,425	21,293
Non-GAAP adjustments:
Stock-based compensation (1)	(443)	(398)	(385)	(1,249)	(1,348)
Amortization of intangibles (2)	(114)	(115)	(117)	(342)	(353)
Cost reduction efforts (3)	(327)	(114)	-	(515)	-
Deferred compensation (5)	-	-	(716)	-	(2,086)
Sales and marketing, non-GAAP	5,613	6,424	6,104	18,319	17,506

General and administrative	2,760	2,442	2,510	8,311	9,498
Non-GAAP adjustments:
Stock-based compensation (1)	(429)	(351)	(365)	(1,200)	(1,252)
Cost reduction efforts (3)	-	-	-	(27)	-
Business development expenses (6)	-	-	-	-	(1,616)
General and administrative, non-GAAP	2,331	2,091	2,145	7,084	6,630

Impairment of goodwill and purchased intangible assets	12,380	-	-	12,380	-
Non-GAAP adjustments:
Impairment of goodwill and purchased intangible assets (4)	(12,380)	-	-	(12,380)	-
Impairment of goodwill and purchased intangible assets, non-GAAP	-	-	-	-	-
Total operating expenses, non-GAAP	11,726	11,935	11,223	36,494	33,542

Income (loss) from operations, non-GAAP	(1,153)	168	(490)	(4,838)	(3,992)

Interest and other income (expense), net	(356)	83	232	(245)	203

Income (loss) before income taxes, non-GAAP	(1,509)	251	(258)	(5,083)	(3,789)

Income tax provision (benefit)	(160)	25	(205)	(281)	(1,688)
Non-GAAP adjustment (7)	192	207	136	578	1,550
Income tax provision (benefit), non-GAAP	32	232	(69)	297	(138)
Net income (loss), non-GAAP	$(1,541)	$19	$(189)	$(5,380)	$(3,651)

Net income (loss) per share - diluted, non-GAAP	$(0.08)	$0.00	$(0.01)	$(0.26)	$(0.18)

Shares used in computing diluted net income (loss) per share	20,500	20,356	20,031	20,395	20,007

Reconciliation of Net Income (Loss):
U.S. GAAP as reported	$(15,712)	$(1,408)	$(2,983)	$(23,096)	$(12,982)
Non-GAAP adjustments:
Stock-based compensation (1)	1,278	1,138	1,069	3,729	3,814
Amortization of intangibles (2)	378	382	392	1,135	1,172
Cost reduction efforts (3)	327	114	-	985	-
Impairment of goodwill and purchased intangible assets (4)	12,380	-	-	12,380	-
Deferred compensation (5)	-	-	1,469	65	4,279
Business development expenses (6)	-	-	-	-	1,616
Income tax adjustment (7)	(192)	(207)	(136)	(578)	(1,550)
As Adjusted	$(1,541)	$19	$(189)	$(5,380)	$(3,651)
		-
Reconciliation of Diluted Net Income (Loss) Per Share:
U.S. GAAP as reported	$(0.77)	$(0.07)	$(0.15)	$(1.13)	$(0.65)
Non-GAAP adjustments:
Stock-based compensation (1)	0.06	0.05	0.05	0.18	0.19
Amortization of intangibles (2)	0.02	0.02	0.02	0.06	0.06
Cost reduction efforts (3)	0.02	0.01	-	0.04	-
Impairment of goodwill and purchased intangible assets (4)	0.60	-	-	0.61	-
Deferred compensation (5)	-	-	0.08	-	0.22
Business development expenses (6)	-	-	-	-	0.08
Income tax adjustment (7)	(0.01)	(0.01)	(0.01)	(0.02)	(0.08)
As Adjusted	$(0.08)	$0.00	$(0.01)	$(0.26)	$(0.18)

Shares used in computing diluted net income (loss) per share	20,500	20,356	20,031	20,395	20,007

(1)	Stock-based compensation expense is calculated in accordance with the fair value recognition provisions of ASC Topic 718.
(2)	Amortization expense associated with intangible assets acquired in the Vineyard Networks acquisition.
(3)	Severance and other employee-related costs in connection with the Company’s cost-reduction efforts.
(4)	Impairment charges to write-down the carrying value of goodwill and purchased intangible assets associated with the Vineyard acquisition as a result of lower than anticipated total addressable market and revenue growth of NAVL products.
(5)	Amortization of amounts paid under retention agreements with Vineyard's three founders. These amounts were paid during the first quarter of fiscal year 2014, after one year of continuous employment with the Company.
(6)	Includes the cost of outside professional services for negotiating and performing legal, accounting and tax due diligence for potential mergers, acquisitions and other significant partnership arrangements.
(7)	Income tax benefit associated with the following Vineyard acquisition related items:
- reversal of Vineyard’s pre-existing income tax valuation allowance upon acquisition;
- amortization of acquired intangible assets; and
- Canadian valuation allowance and book to tax differences on deferred revenue.